Brown Adipose Derived Stem Cells

Francisco Silva

VP of Research and Development

BioRestorative Therapies, Inc.

OTCBB: BRTX

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning the ability of BioRestorative Therapies, Inc. (the "Company") to develop its adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (1) the Company's limited operating history, lack of revenues, substantial losses since inception, and substantial working capital deficiency and stockholders' deficiency, (2) the Company's ability to obtain sufficient financing to satisfy its debt obligations and funds its operations, (3) the ability of the Company to obtain reimbursement for its therapies from private and governmental insurers, (4) the Company's ability to build management, human resources and infrastructure necessary to support the growth of its business, (5) competitive factors beyond the Company's control,(6) scientific and medical developments beyond the Company's control, (7) the Company's ability to comply with applicable federal, state, local, and international governmental requirements, (8) the Company's ability to protect its proprietary rights both within and outside the United States, and (9) other factors discussed in the Company's periodic documents filed with the Securities and Exchange Commission (which are available for review at www.sec.gov). Given these uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We assume no obligation to update these forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Brown Adipose Stem Cells


A
B
H/E
C
UCP1

Fig. 2. (A) PET-CT scan of 18F-FDG Uptake **(B)** H/E stain of Mediastinal adipose tissue biopsy. **(C)** UCP-1 immunohistochemistry of mediastinal adipose tissue biopsy.

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Adipose Tissue in Humans


New Born
56 Year Old
80 Year Old
A
B
C
D
E
F

Fig. 1. (A) Mediastinal adipose tissue biopsy from a newborn. **(B)** Mediastinal adipose tissue biopsy from a 56 year old. **(C)** Mediastinal adipose tissue biopsy from an 80 year old. **(D-F)** H/E sections of biopsied tissue

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Brown Adipose Stem Cells

A

B



% Cell Surface Marker Exprssion

	Brown ADSC	White ADSC
CD90	99	99
CD166	100	99
STRO-1	3	1
CD44	100	100
CD45	<1	<1
CD133	<1	<1
CD34	3	2
LIN	1	11
TMEM-26	77	24
SSEA-4	94	9
CD106	4	1
CD73	100	100
CD117	<1	<1
CD105	97	68
HLA-DR,DP,DQ	<1	<1
HLA-A,B,C	99	87
CD86	<1	2
CD137	72	3

Fig. 3. (A) Gene expression profile of brown adipose derived stem cells compared to white adipose derived stem cells. **(B)** Cell surface profile of brown adipose derived stem cells.

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Brown Adipose Stem Cells



Max
Ave
Min
B-134-adipo C
B-134-adipo B
B-134-adipo A
B-134-3
B-134-2
B-134-1
GATA3
SFRP5
BMP7
WNT10B
VDR
RB1
SFRP1
PPARD
ACTB
BMP2
TAZ
GATA2
DLK1
HPRT1
WNT5B
CDK4
LMNA
HES1
NRF1
E2F1
IRS1
WNT5A
FOXC2
JUN
BMP4
PPARGC1B
CCND1
TWIST1
AXIN1
CEBPB
SIRT2
MAPK14
SIRT3
SHH
ADIG
NROB2
WNT3A
WNT1
FGF1
SIRT1
LRP5
NCOR2
UCP1
CEBPD
SREBF1
KLF15
PPARG
DIO2
GAPDH
FGF10
FABP4
FASN
ANGPT2
B2M
KLF3
PPARA
NCOA2
RXRA
CFD
DKK1
IRS2
KLF2
FOXO1
ACACB
SLC2A4
LIPE
LPL
EGR2
TSC22D3
ADIPOQ
CEBPA
AGT
NR1H3
RUNX1T1
CREB1
PRDM16
HGDC
RETN
CDKN1A
DDIT3
PPARGC1A
TCF7L2
FGF2
INSR
KLF4
LEP
ADRB2
CDKN1B
SRC

Fig. 4. Gene expression profile of brown adipose derived stem cells differentiated into brown adipocytes. B-134-adipo A-C represent BADSC cells differentiated into brown adipocytes. B-134-1-3 represent undifferentiated brown adipose derived stem cells.

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Brown Adipose Stem Cells


A
Tubulin
1
2
~53 kDa
UCP1
1
2
~33 kDa
B
C
D
E
F

Fig. 5. (A) Western blot 21 days post FNDC5 induction. Lane 1 brown adipose derived stem cells directionally differentiated into brown adipocytes. Lane 2 undifferentiated brown adipose derived stem cells. **(B)** Transmission electron microscopy of 21 day brown adipocyte differentiation induced with FNDC5 demonstrate intracytoplasmic lipid vacuoles. **(C)** Alcian blue staining of brown adipose derived stem cells directionally differentiated into chondrocytes. **(D)** Fatty acid binding protein 4 (FABP4) immunocytochemistry of brown adipose derived stem cells induced to undergo white adipogenesis. **(E)** Alizarian red staining of brown adipose derived stem cells induced to undergo osteogenesis. **(F)** Undifferentiated BADSCs.

Brown Adipose Stem Cells

ORIGINAL ARTICLE

Reversal of Type 1 Diabetes in Mice by Brown Adipose Tissue Transplant

Subhadra C. Gunawardana and David W. Piston

Brown adipose tissue regulates glucose homeostasis and insulin sensitivity

Kristin I. Stanford, Roeland J.W. Middelbeek, Kristy L. Townsend, Ding An, Eva B. Nygaard, Kristen M. Hitchcox, Kathleen R. Markan, Kazuhiro Nakano, Michael F. Hirshman, Yu-Hua Tseng, and Laurie J. Goodyear

Section on Integrative Physiology and Metabolism, Joslin Diabetes Center, Harvard Medical School, Boston, Massachusetts, USA

Brown Adipose Stem Cells


A
×4.5k 0020 25kV 10μm
B
C
ACACB
ADIG
ADIPOQ
ADRB2
AGT
BMP4
CCND1
CEBPA
CFD
DKK1
DLK1
E2F1
FABP4
FASN
FGF1
FGF10
FGF2
FOXO1
GATA2
HES1
IRS2
KLF15
KLF2
LEP
LIPE
LMNA
LPL
NR1H3
PPARG
SLC2A4
SREBF1
TSC22D3
VDR
WNT10B
WNT5B
CIDEC
CYFIP2
DIO2
DPT
ELOVL3
FOXC2
INHBB
INSR
PPARGC1A
UCP1
Brown
White
-200
Fold regulation
+200
D
Fatty Acid Uptake
BADSC18-0d + FNDC5
BADSC18-7d + FDNC5
BADSC18-21d + FDNC5
BADSC18-21d Ø FNDC5
Relative Fluorescent Units
30000
25000
20000
15000
10000
5000
0
15
30
45
60
Time (min)
* = p< 0.0001
E
BADSC18 Mitochondrial Respiration
Oligo
FCCP
Rot/Myx
OCR (pMoles/min)
400
300
200
100
0
20
40
60
80
100
TIME (minutes)
BADSC18 0d
BADSC18 7d
BADSC18 14d
BADSC18 21d

Fig. 6. (A) SEM of brown adipose derived stem cells cultured on porous extracellular matrix scaffolds. **(B)** SEM of directionally differentiated brown adipocytes on scaffolds. **(C)** Transcriptional profile of brown adipose derived stem cells differentiated into brown and white adipocytes. **(D)** Fatty acid uptake of brown fat differentiated brown adipose derived stem cells at 7, 14 and 21 days post differentiation. **(E)** Functional mitochondrial respiration assay of brown adipose derived stem cells differentiated into brown adipocytes at 7, 14 and 21 days post differentiation.

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Brown Adipose Stem Cells

Brown ADSC Scaffold	Brown ADSC Scaffold


A
det HV mag spot HFW WD --- curr
--- 20.00 kV 45 x 3.0 3.34 mm 9.1 mm --- ---
1 mm
Diff 6
B
det HV mag spot HFW WD 2/15/2013
--- 15.00 kV 8 000 x 3.0 18.6 µm 10.4 mm 3:24:48 PM
5 µm
Diff 1

Fig. 8. (A) SEM of brown adipose derived stem cells cultured and differentiated into brown adipocytes on porous extracellular matrix scaffolds. **(B)** Higher magnification of brown adipose derived stem cells cultured and differentiated into brown adipocytes on porous extracellular matrix scaffolds.

Immortalized BADSC



b150 BfT-F growth consistency
Cells/well
900000
800000
700000
600000
500000
400000
300000
200000
100000
0
0
1
2
3
4
5
6
7
8
Days
p12
p13
p14
p15
p16
p17
p18
p19
p20



Telomerase activity
TPG units
80
60
40
20
0
b150 BfT
b150 control
Telo (+) control



Brown Adipose Stem Cells

STEM CELLS®

MANUSCRIPT SECTION: TISSUE-SPECIFIC STEM CELLS

Metabolically Active Human Brown Adipose Tissue Derived Stem Cells

Francisco J Silva*[1], Dolly J Holt*[1], Vanessa Vargas[1], James Yockman[1], Sihem Boudina[2], Donald Atkinson[1], David W Grainger[3], Monica P Revelo[4], Warren Sherman[5], David A Bull[1], Amit N Patel[1*]

[1]Department of Surgery, Division of Cardiothoracic Surgery, University of Utah, Salt Lake City, Utah 84112, USA.; [2]Department of Internal Medicine, Division of Endocrinology and Metabolism, University of Utah 84112, USA.; [3]Department of Pharmaceutics and Pharmaceutical Chemistry, University of Utah, Salt Lake City, Utah 84112, USA.; [4]Department of Pathology, University of Utah, Salt Lake City, Utah 84112, USA.; [5]Division of Cardiology, Columbia University Medical Center, New York, NY 10032, USA.

Key Words. Brown adipose tissue • stem cells • scaffolds • obesity • diabetes • adipose